Exhibit 99.1
Unaudited Consolidated Summary Financial Information
Consolidated Financial Information
(Unaudited)

				FY 2007					FY 2006			FY 2005
(Millions of dollars, except per share data)	Q1	Q2	Q3		Q4	Total	Q1	Q2	Q3	Q4	Total	Total

Sales	2,267.8	2,298.0	2,416.2		2,437.3	9,419.3	1,859.4	2,052.5	2,070.1	2,183.8	8,165.8	7,118.6

Selling and administrative	275.4	283.6	295.0		294.2	1,148.2	242.2	262.4	270.0	268.3	1,042.9	971.0

Operating Income	317.4	308.6	352.4		373.1	1,351.5	249.6	265.4	276.4	220.1	1,011.5	952.1

Income from Continuing Operations	221.0	216.8	275.5		291.1	1,004.4	178.7	187.6	194.0	154.6	714.9	677.9
Discontinued Operations	9.3	10.8	9.4		1.7	31.2	2.0	16.4	16.3	(20.0)	14.7	33.8
Cumulative Effect of Accounting Change										(6.2)	(6.2)

Net Income	230.3	227.6	284.9		292.8	1,035.6	180.7	204.0	210.3	128.4	723.4	711.7

Basic Earnings per Common Share
Income from Continuing Operations	$1.02	$1.00	$1.28		$1.35	$4.65	$0.80	$0.84	$0.87	$0.71	$3.22	$3.00
Discontinued Operations	$0.04	$0.05	$0.04		$0.01	$0.14	$0.01	$0.08	$0.07	$(0.09)	$0.07	$0.15
Cumulative Effect of Accounting Change										$(0.03)	$(0.03)

Net Income	$1.06	$1.05	$1.32		$1.36	$4.79	$0.81	$0.92	$0.94	$0.59	$3.26	$3.15

Diluted Earnings per Common Share
Income from Continuing Operations	$0.99	$0.97	$1.24		$1.30	$4.50	$0.79	$0.82	$0.85	$0.69	$3.14	$2.93
Discontinued Operations	$0.04	$0.05	$0.04		$0.01	$0.14	$0.01	$0.07	$0.07	$(0.09)	$0.07	$0.15
Cumulative Effect of Accounting Change										$(0.03)	$(0.03)

Net Income	$1.03	$1.02	$1.28		$1.31	$4.64	$0.80	$0.89	$0.92	$0.57	$3.18	$3.08

Business Segments
Previously, the Company reported results for a Chemicals segment, which consisted of the Polymer Emulsions business and the Polyurethane Intermediates (PUI) business. Beginning with the first quarter of 2008, the Polymer Emulsions business has been accounted for as discontinued operations. The results of operations and asset information for this business have been removed from continuing operations for the period periods presented below. Also beginning with the first quarter of 2008, the PUI business is reported as part of the Tonnage Gases segment. Prior period information presented below has been rested to reflect this business reorganization.
Unaudited Historical Financial Information — Continuing Operations

(Millions of dollars)			FY 2007					FY 2006			FY 2005	FY 2004	FY 2003
SALES	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Total	Total	Total
Merchant Gases	740.0	784.5	817.1	854.8	3,196.4	622.1	669.2	699.5	722.0	2,712.8	2,468.0	2,230.3	2,133.0
Tonnage Gases	689.5	695.8	775.7	775.7	2,936.7	613.9	627.3	618.4	685.1	2,544.7	2,130.8	1,868.0	1,505.3
Electronics and Performance Materials	486.9	528.8	530.5	522.5	2,068.7	394.1	444.9	464.8	497.2	1,801.0	1,605.7	1,504.2	1,231.6
Equipment and Energy	195.6	131.8	134.3	124.2	585.9	93.8	174.8	138.3	129.6	536.5	369.4	345.6	258.3
Healthcare	155.8	157.1	158.6	160.1	631.6	135.5	136.3	149.1	149.9	570.8	544.7	438.2	329.4
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total	2,267.8	2,298.0	2,416.2	2,437.3	9,419.3	1,859.4	2,052.5	2,070.1	2,183.8	8,165.8	7,118.6	6,386.3	5,457.6

Operating Income
Merchant Gases	139.2	141.2	147.4	159.5	587.3	105.3	115.1	121.3	128.3	470.0	414.0
Tonnage Gases	95.4	92.2	120.6	155.0	463.2	79.9	91.8	89.0	111.0	371.7	309.0
Electronics and Performance Materials	49.8	56.5	62.1	60.8	229.2	38.2	44.5	47.8	59.5	190.0	141.3
Equipment and Energy	26.8	16.4	15.8	17.8	76.8	14.5	20.0	14.8	19.6	68.9	29.1
Healthcare	9.4	7.0	8.5	8.8	33.7	18.0	(1.8)	8.7	(16.5)	8.4	81.7
Other	(3.2)	(4.7)	(2.0)	(4.8)	(14.7)	(6.3)	(4.2)	(5.2)	(9.7)	(25.4)	(23.0)
Global Cost Reduction Plan				(13.7)	(13.7)				(72.1)	(72.1)	0.0
Pension Settlement				(10.3)	(10.3)					0.0	0.0

Total	317.4	308.6	352.4	373.1	1,351.5	249.6	265.4	276.4	220.1	1,011.5	952.1

Identifiable Assets
Merchant Gases	3,429.7	3,477.7	3,943.8	3,984.4		2,884.2	3,222.4	3,287.2	3,283.2		2,993.0
Tonnage Gases	2,988.0	3,031.3	3,221.9	3,328.4		2,899.6	2,811.3	2,963.8	3,028.6		2,744.6
Electronics and Performance Materials	2,271.6	2,340.7	2,381.7	2,435.3		2,126.0	2,192.0	2,215.8	2,245.7		2,056.6
Equipment and Energy	345.7	316.9	299.0	362.6		296.1	299.8	286.7	304.4		272.0
Healthcare	878.0	895.0	914.3	918.9		802.1	823.6	868.1	856.5		790.3
Chemicals	0.0	0.0	0.0	0.0		0.0	0.0	0.0	0.0		0.0
Other	426.5	627.0	597.0	402.3		306.0	323.6	314.0	332.3		244.1

Total	10,339.5	10,688.6	11,357.7	11,431.9		9,314.0	9,672.7	9,935.6	10,050.7		9,100.6

Business Segments
 BEFORE POLYMERS RESTATEMENT FOR REFERENCE
Data at 30 September 2007

(Millions of dollars)			FY 2007					FY 2006			FY 2005	FY 2004	FY 2003
SALES	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Total	Total	Total
Merchant Gases	740.0	784.5	817.1	854.8	3,196.4	622.1	669.2	699.5	722.0	2,712.8	2,468.0	2,230.3	2,133.0
Tonnage Gases	604.5	606.5	695.2	690.1	2,596.3	532.6	531.1	546.8	613.6	2,224.1	1,740.1	1,529.7	1,244.1
Electronics and Performance Materials	486.9	528.8	530.5	522.5	2,068.7	394.1	444.9	464.8	497.2	1,801.0	1,605.7	1,504.2	1,231.6
Equipment and Energy	195.6	131.8	134.3	124.2	585.9	93.8	174.8	138.3	129.6	536.5	369.4	345.6	258.3
Healthcare	155.8	157.1	158.6	160.1	631.6	135.5	136.3	149.1	149.9	570.8	544.7	438.2	329.4
Chemicals	226.7	242.5	238.2	251.5	958.9	215.0	248.4	222.0	222.2	907.6	945.1	884.1	757.6

Total	2,409.5	2,451.2	2,573.9	2,603.2	10,037.8	1,993.1	2,204.7	2,220.5	2,334.5	8,752.8	7,673.0	6,932.1	5,954.0

Operating Income
Merchant Gases	139.2	141.2	147.4	159.5	587.3	105.3	115.1	121.3	128.3	470.0	414.0
Tonnage Gases	88.8	81.0	110.6	104.9	385.3	73.8	78.2	85.3	104.0	341.3	251.8
Electronics and Performance Materials	49.8	56.5	62.1	60.8	229.2	38.2	44.5	47.8	59.5	190.0	141.3
Equipment and Energy	26.8	16.4	15.8	17.8	76.8	14.5	20.0	14.8	19.6	68.9	29.1
Healthcare	9.4	7.0	8.5	8.8	33.7	18.0	(1.8)	8.7	(16.5)	8.4	81.7
Chemicals	18.9	23.3	21.0	65.8	129.0	8.9	25.3	15.0	14.8	64.0	86.1
Other	(1.7)	(1.9)	(1.5)	(4.5)	(9.6)	(5.5)	(1.0)	(2.1)	(6.3)	(14.9)	(13.2)
Global Cost Reduction Plan				(13.7)	(13.7)				(72.1)	(72.1)
Pension Settlement				(10.3)	(10.3)

Total	331.2	323.5	363.9	389.1	1,407.7	253.2	280.3	290.8	231.3	1,055.6	990.8

Identifiable Assets
Merchant Gases	3,429.7	3,477.7	3,943.8	3,984.4		2,884.2	3,222.4	3,287.2	3,283.2		2,993.0
Tonnage Gases	2,784.2	2,822.0	3,017.6	3,130.4		2,527.4	2,582.5	2,758.6	2,803.0		2,386.4
Electronics and Performance Materials	2,271.6	2,340.7	2,381.7	2,435.3		2,126.0	2,192.0	2,215.8	2,245.7		2,056.6
Equipment and Energy	345.7	316.9	299.0	362.6		296.1	299.8	286.7	304.4		272.0
Healthcare	878.0	895.0	914.3	918.9		802.1	823.6	868.1	856.5		790.3
Chemicals	546.3	556.7	541.7	545.4		698.9	563.6	561.5	579.8		688.8
Other	393.0	588.5	568.8	368.2		286.9	308.5	277.1	291.0		227.1

Total	10,648.5	10,997.5	11,666.9	11,745.2		9,621.6	9,992.4	10,255.0	10,363.6		9,414.2

Business Segments	CHANGES DUE TO POLYMERS/PUI RESTATEMENT

(Millions of dollars)			FY 2007					FY 2006			FY 2005	FY 2004	FY 2003
SALES	Q1	Q2	Q3	Q4	Total	Q1	Q2	Q3	Q4	Total	Total	Total	Total
Merchant Gases	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Tonnage Gases	85.0	89.3	80.5	85.6	340.4	81.3	96.2	71.6	71.5	320.6	390.7	338.3	261.2
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Chemicals	(226.7)	(242.5)	(238.2)	(251.5)	(958.9)	(215.0)	(248.4)	(222.0)	(222.2)	(907.6)	(945.1)	(884.1)	(757.6)
Other	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total	(141.7)	(153.2)	(157.7)	(165.9)	(618.5)	(133.7)	(152.2)	(150.4)	(150.7)	(587.0)	(554.4)	(545.8)	(496.4)

Operating Income
Merchant Gases	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Tonnage Gases	6.6	11.2	10.0	50.1	77.9	6.1	13.6	3.7	7.0	30.4	57.2
Electronics and Performance Materials	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Equipment and Energy	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Healthcare	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Chemicals	(18.9)	(23.3)	(21.0)	(65.8)	(129.0)	(8.9)	(25.3)	(15.0)	(14.8)	(64.0)	(86.1)
Other	1.5	(2.8)	(0.5)	(0.3)	(5.1)	(0.8)	(3.2)	(3.1)	(3.4)	(10.5)	(9.8)
Global Cost Reduction Plan	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0
Pension Settlement	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0	0.0

Total	(13.8)	(14.9)	(11.5)	(16.0)	(56.2)	(3.6)	(14.9)	(14.4)	(11.2)	(44.1)	(38.7)

Identifiable Assets
Merchant Gases	0.0	0.0	0.0	0.0		0.0	0.0	0.0	0.0		0.0
Tonnage Gases	203.8	209.3	204.3	198.0		372.2	228.8	205.2	225.6		358.2
Electronics and Performance Materials	0.0	0.0	0.0	0.0		0.0	0.0	0.0	0.0		0.0
Equipment and Energy	0.0	0.0	0.0	0.0		0.0	0.0	0.0	0.0		0.0
Healthcare	0.0	0.0	0.0	0.0		0.0	0.0	0.0	0.0		0.0
Chemicals	(546.3)	(556.7)	(541.7)	(545.4)		(698.9)	(563.6)	(561.5)	(579.8)		(688.8)
Other	33.5	38.5	28.2	34.1		19.1	15.1	36.9	41.3		17.0

Total	(309.0)	(308.9)	(309.2)	(313.3)		(307.6)	(319.7)	(319.4)	(312.9)		(313.6)